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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, Salvatore Giordano, hereby constitutes and appoints Robert
N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  SALVATORE GIORDANO

                                          --------------------------------------
                                          Salvatore Giordano

Date: January 18, 1996

                               POWER OF ATTORNEY

     The undersigned, Sal Giordano, Jr., hereby constitutes and appoints Robert
N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  SAL GIORDANO, JR.

                                          --------------------------------------
                                          Sal Giordano, Jr.

Date: January 19, 1996
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                               POWER OF ATTORNEY

     The undersigned, Joseph Giordano, hereby constitutes and appoints Robert N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  JOSEPH GIORDANO

                                          --------------------------------------
                                          Joseph Giordano

Date: January 22, 1996

                               POWER OF ATTORNEY

     The undersigned, Anthony E. Puleo, hereby constitutes and appoints Robert
N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /s/  ANTHONY E. PULEO

                                          --------------------------------------
                                          Anthony E. Puleo

Date: January 19, 1996

                               POWER OF ATTORNEY

     The undersigned, William J. Brennan, hereby constitutes and appoints Robert
N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  WILLIAM J. BRENNAN

                                          --------------------------------------
                                          William J. Brennan

Date: January 18, 1996

                               POWER OF ATTORNEY

     The undersigned, Howard S. Modlin, hereby constitutes and appoints Robert
N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  HOWARD S. MODLIN

                                          --------------------------------------
                                          Howard S. Modlin

Date: January 18, 1996

                               POWER OF ATTORNEY

     The undersigned, S.A. Muscarnera, hereby constitutes and appoints Robert N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  S.A. MUSCARNERA

                                          --------------------------------------
                                          S.A. Muscarnera

Date: January 18, 1996
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                               POWER OF ATTORNEY

     The undersigned, Clarence Russel Moll, hereby constitutes and appoints Robert N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  CLARENCE RUSSEL MOLL

                                          --------------------------------------
                                          Clarence Russel Moll

Date: January 18, 1996
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                               POWER OF ATTORNEY

     The undersigned, Robert L. Laurent, Jr., hereby constitutes and appoints Robert N. Edwards his true and lawful attorney-in-fact and agent to execute and file with the U.S. Securities and Exchange Commission on the undersigned's behalf, a Registration Statement on Form S-4 (including any amendments thereto) to be filed in conjunction with the proposed merger of NYCOR, Inc. into Fedders Corporation hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. The authority of Robert N. Edwards under this Power of Attorney shall continue until revoked in writing by the undersigned. The undersigned acknowledges that Robert N. Edwards is not assuming any of the undersigned's responsibilities under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                          /S/  ROBERT L. LAURENT, JR.

                                          --------------------------------------
                                          Robert L. Laurent, Jr.

Date: January 18, 1996